UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 14, 2009 (January 8, 2009)

Imperiali, Inc.
 (Exact Name Registrant as Specified in Its Charter)

Florida	65-0574887
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

222 Lakeview Avenue
Suite 160
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (561)805-9494

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant

(a)           On January 8, 2009, the registrant notified Larry O'Donnell, CPA, P.C. (“O’Donnell”) that they had been dismissed as the registrant’s auditor.  The dismissal was approved by the registrant’s Board of Directors.

O’Donnell reported only on the registrant’s financial statements for the fiscal year ended August 31, 2008.  O’Donnell’s audit report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal year ended August 31, 2008 and through the date of this current report, there were: (1) no disagreements between the registrant and O’Donnell on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of O’Donnell, would have caused O’Donnell to make reference to the subject matter of the disagreements in connection with their report, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

The registrant has provided O’Donnell a copy of the disclosures in this Form 8-K and has requested that O’Donnell furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not O’Donnell agrees with the registrant’s statements in Form 8-K.  A copy of the response letter from O’Donnell will be filed as an exhibit to an amendment of this Form 8-K within two business days of receipt.

(b)           On January 8, 2009, the registrant engaged M&K CPAs, PLLC (“M&K”) to assume the role of its new certifying accountant. The decision to engage M&K was approved by the registrant’s Board of Directors.

During the during the registrant's two most recent fiscal years or any subsequent interim period and through the date of M&K’s engagement, the Registrant did not consult with M&K with regard to:

(1)	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on the registrant’s financial statements; or

(2)
 Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERIALI, INC.

January 14, 2009	By:	/s/ Daniel Imperato
Daniel Imperato
Interim Non-Executive Chairman Emeritus